SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        March 26, 2008

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-21855	22-3351447
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 26, 2008 Timothy G. Madden resigned from his position of Senior Vice President and Senior Commercial Loan Officer of Stewardship Financial Corporation (the “Corporation”).  The Corporation has yet to appoint a new Senior Vice President and Senior Commercial Loan Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 28, 2008	Stewardship Financial Corporation

/s/ Julie E. Holland
Julie E. Holland
Senior Vice President and Treasurer